Exhibit 10.55

CONTRACT

NO.	JINKO-K0061

DATE:	Feb. 26, 2010

THE BUYER:	NAME	: JINKO SOLAR CO., LTD
	ADDRESS	: No1# JINKO ROAD, ECONOMIC DEVELOPMENT ZONE,SHANGRAO, JIANGXI, CHINA
	TEL	: (0086)793-8461156 FAX: (0086)793-8458061

THE SELLER:	NAME	: MIYAMOTO TRADING LIMITED
	ADDRESS	: WBG W-26, 2-6 NAKASE, MIHAMA-KU, CHIBA, JAPAN
	TEL	: (0081) 43-297-8551 FAX: (0081) 43-297-8555

THIS CONTRACT IS MADE BY AND BETWEEN THE BUYER AND THE SELLER, WHEREBY THE BUYER AGREE TO BUY AND THE SELLER AGREE TO SELL THE UNDER-MENTIONED GOODS ACCORDING TO THE TERMS AND CONDITIONS STIPULATED BELOW.

1.	NAME OF COMMODITY, QUANTITY & SPECIFICATIONS

MULTI BLOCK SLICER MODEL: PV800S		30 SETS
SEE APPENDIX No.1-5

2.	TOTAL VALUE

CIF SHANGHAI SEAPORT JP¥****.-

3.	COUNTRY OF ORIGIN AND MANUFACTURERS

NIPPEI TOYAMA CORPORATION. (JAPAN)

4.	TIME OF DELIVERY

****SET: WITHIN ****MONTHS AFTER ECEIPT OF BUYER’S T/T REMITANCE IN ADVANCE PAYMENT.

****SET: WITHIN ****MONTHS AFTER ECEIPT OF BUYER’S T/T REMITANCE IN ADVANCE PAYMENT.

****SET: WITHIN ****MONTHS AFTER ECEIPT OF BUYER’S T/T REMITANCE IN ADVANCE PAYMENT.

5.	PORT OF SHIPMENT

YOKOHAMA, JAPAN

6.	PORT OF DESTINATION

SHANGHAI, CHINA

7. SHIPPING MARK	JINKO-K0061
SHANGHAI CHINA

****	Confidential material omitted and filed separately with the Commission.

8.	PAYMENT TERMS

AS PER REMARK

SHOPING DOCUMENTS AS FOLLOWING:

a.	FULL CLEAN ON BOARD B/L BLANK ENDORSED

b.	5 SETS INVOICE

c.	5 SETS PACKING LIST

d.	1 SETMACHINE INSPECTION REPORT

e.	1 SET CERTIFICATE OF ORIGIN BY MANUFACTURERS

f.	1 SET CERTIFICATE OF MARINE INSURANCE

9.	SHIPPING ADVISE

IMMEDIATELY AFTER THE GOODS HAVE BEEN SHIPPED, THE SELLERS SHALL NOTIFY THE BUYERS BY FAX THE CONTRACT NUMBER, NAME OF GOODS, QUANTITY, WEIGHT, TOTAL VALUE, NAME AND SAILING DATE OF THE CARRYING VESSEL, AND PORT OF DESTINATION.

10.	PACKING

TO BE PACKED IN STRONG WOODEN CASE(S), SUITABLE FOR LONG DISTANCE OCEAN TRANSPORTATION AND TO CHANGE OF CLIMATE, WELL PROTECTED AGAINST MOISTURE AND SHOCKS. THE SELLER SHALL BE LIABLE FOR ANY DAMAGE OF THE COMMODITY AND EXPENSES INCURRED ON ACCOUNT OF IMPROPER PACKING AND FOR ANY RUST ATTRIBUTABLE TO INADEQUATE OR IMPROPER PROTECTIVE MEASURES TAKEN BY THE SELLER INGARDS TO THE PACKING.

11.	TECHNICAL DOCUMENTATION: AS APPENDIX No.2

12.	GUARANTEE OF QUALITY AND CLAIMS

WITHIN THE GUARANTEE PERIOD, HEREOF, SHOULD THE QUALITY AND/OR THE SPECIFICATIONS OF THE GOODS BE FOUND NOT IN CONFORMITY WITH THE CONTRACTED STIPULATIONS, OR SHOULD THE GOODS BE PROVED DEFECTIVE FOR ANY REASONS, INCLUDING LATENT DEFECT OR THE USE OF UNSUITABLE MATERIALS, THE BUYER SHALL ARRANGE FOR AN INSPECTION TO BE CARRIED OUT BY CHINA COMMODITY INSPECTION BUREAU(HEREINAFTER CALLED CCIB) AND HAVE THE RIGHT TO CLAIM AGAINST THE SELLERS ON THE STRENGTH OF THE INSPECTION CERTIFICATE ISSUED BY CCIB.

13.	FORCE MAJEURE

THE SELLER SHALL NOT BE HELD RESPONSIBLE FOR ANY DELAY IN DELIVERY OR NON-DELIVERY OF THE GOODS DUE TO FORCE MAJEURE.HOWEVER, THE SELLER SHALL ADVISE THE BUYER IMMEDIATELY BY FAX/CABLE OF SUCH OCCURRENCE AND WITH IN FOURTEEN DAYS THEREAFTER, SEND BY THE COMPETENT GOVERNMENT AUTHORITIES OR CHAMBER OF COMMENCE OF THE PLACE WHERE THE ACCIDENT OCCURS AS EVIDENCE THEREOF.UNDER SUCH CIRCUMSTANCES THE SELLER, HOWEVER, ARE STILL UNDER THE OBLIGATION TO TAKE ALL NECESSARY MEASURES TO HASTEN THE DELIVERY OF THE GOODS.

14.	COMMODITIES INSPECTION AND CLAIM

AFTER ARRIVAL OF THE GOODS AT THE PORT OF DESTINATION THE BUYERS SHALL APPLY TO THE CHINA COMMODITY INSPECTION BUREAU(HEREINAFTER CALLED CCIB) FOR A PRELIMINARY INSPECTION OF THE GOODS IN RESPECT OF THEIR QUALITY, SPECIFICATIONS & QUANTITY/WEIGHT OR BOTH.IF WITHIN NINETY(90)DAYS AFTER THE ARRIVAL OF THE GOODS AT THE DESTINATION, THE SPECIFICATION QUALITY AND/OR QUANTITY ARE FOUND NOT TO BE IN CONFORMITY WITH THE STIPULATIONS OF THE CONTRACT EXCEPT THOSE CLAIMS FOR WHICH THE INSURANCE COMPANY OR THE SHIPPING COMPANY IS RESPONSIBLE, THE BUYERS SHALL ON THE BASIS OF THE INSPECTION CERTIFICATE ISSUED BY CCIB, HAVE THE RIGHT TO CLAIM FOR REPLACEMENT OR COMPENSATION. IN CASE OF THE CLAIM, ALL THE RELEVANT EXPENSES(SUCH A INSPECTION CHARGE, FREIGHT FOR RETURNING THE GOODS AND FOR SENDING THE REPLACEMENT, INSURANCE PREMIUM, STORAGE AND UNLOADONG CHAREGES, ETC) SHALL BE BORNE BY THE SELLER.

15.	BANKING CHARGE

DURING EXECUTION OF THIS ONTRACT, ALL THE BAKING CHARGES INCURRED IN CHINA SHALL BE BORNE BY THE BUYER WHILE ALL THE BAKING CHARGES INCURRED OUTSIDE CHINA SHALL BE BORNE BY THE SELLER.

16.	ARBITRATION

ALL DISPUTES IU CONNECTION WITH THIS CONTRACT OR THE EXECNTION THEREOF SHALL BE SETTLED THROUGH FRIENDLY NEGOTIATIONS.IN CASE NO SETTLEMENT CAN BE REACHED THROUGH NEGOTIATIONS, THE CASE SHOULD THEN BE SUBMITTED FOR ARBITRATION TO THE FOREIGN ECONOMIC AND TRADE ARBITRATION COMMISSION OF THE CHINA COUNCIL FOR THE PROMOTION OF INTERNATIONAL TRADE, BEIJING, IN ACCORDANCE WITH THE “PROVISIONAL RULES OF PRODUCRE OF THE FOREIGN TRADE ARBITRATION COMMISSION OF THE CHINA COUNCIL FOR THE PROMOTION OF INTERNATIONAL TRADE”.

THE ARBITRAION SHALL TAKE PLACE IN BEIJING AND AWARD RENDERED BY THE SAID COMMISSION SHALL BE FINAL AND BINDING UPON BOTH PARTIES; NEITHER PARTY SHALL SEEK RECOURSE TO A LAW COURT OR OTHER ANTHORITIES FOR REVISING THE AWARD. THE ARBITRATION FEE SHALL BE BORNE BY THE LOSING PARTY.

17.	DELAYED DELIVERY AND PENALTY

IN CASE OF DELAYED DELIVERY, EXCEPT FORCE MAJCURE CASES, THE SELLER SHALL PAY TO THE BUYER FOR EVERY WEEK OF DALAY A PENALITY AMOUNTING TO 0.5% OF THE TOTAL VALUE OF THE GOODS WHOSE DELIVERY HAS BEEN DELAYED. ANY FRACTIONAL PART OF THE WEEK IS TO BE CONSIDERED A FULL WEEK. THE TOTAL AMOUNT OF PENALITY SHALL NOT, HOWEVER, EXCEED 5% OF THE TOTAL VALUE OF THE GOODS INVOLVED IN LATE DELIVERY AND IS TO BE DEDUCTED FROM THE ANOUNT DUE TO THE SELLER BY THE PAYING BANK AT THE TIME OF NEGOTIATION, OR BY THE BUYER DIRECT AT THE TIME OF PAYMENT.

IN CASE THE PERIODE OF DELAY EXCEEDS 10 WEEKS AFTER STIPULATED DELIVERY DATE, THE BUYER HAS THE RIGHT TO TERMINATE THIS CONTRACT BUT THE SELLER SHALL NOT THEREBY BE EXEMPTED FROM THE PAYMENT OF PENALITY.

18.	SUPPLEMENTARY CLAUSES

A.	ALL THE APPENDIXES ATTACHED TO THIS CONTRACT AND SIGNED BY THE SELLERS AND THE BUYERS ARE INTEGRAL PART OF THIS CONTRACT.

B.	THIS CONTRACT IS MADE IN CHINESE AND ENGLISH LANGUAGES.BOTH HAVE THE STATUS IN LAW.

REMARK	: SELLER’S BANK
NAME	: SUMITOMO MITSUI BANKING COORPORATION., CHIBA BRANCH
ADD	: 2-2-2, FUJIMI, CHIBA, JAPAN
A/C No.	: 7339235
SWIFT CODE	: SMBCJPJT

****	% of the total contract value: Pay by T/T before March 5th 2010

****	Confidential material omitted and filed separately with the Commission.

****%	of the total contract value: The Buyer shall issue an Irrevocable Letter of Credit of Japanese Yen in favour of the Seller one and a half month before the shipment of equipment. ****% of the total contract value shall be paid against shipping documents, ****% of the total contract value shall be paid by L/C within 180 days from the date of the Bill of Lading, and ****% of the total contract value shall be paid by L/C within 365 days from the date of the Bill of Lading.

THE BUYER	THE SELLER
JINKO SOLAR CO., LTD.	MIYAMOTO TRADING LIMITED
/s/ JINKO SOLAR CO., LTD.	/s/ MIYAMOTO TRADING LIMITED

****	Confidential material omitted and filed separately with the Commission.

<Appendix I>

26 FEBUARY 2010

(JPY)

SUPPLY LIST

A	MULTI WAFER MAKER MODEL: PV800S	30SETS

A-I THIS MACHINE COMPRISES THE FOLLOWING UNITS

1)	MAIN SPINDEL

2)	REEL SPINDLE

3)	TRAVERSER

4)	DANCER ROLLER UNIT

5)	GUIDE ROLLER UNIT

6)	FEED UNIT

7)	SLURRY TANK

8)	HEAT EXCHANGER

9)	LUBRICATION UNIT

10)	MACHINE NAME PLATE (ENGLISH)

11)	CONTROL EQUIPMENT

12)	MACHINE COVER

13)	UPS

A-II STANDARD ACCESSORIES

1)	MAIN ROLLER	30SETS

2)	GUIDE ROLLER Ø****mm	30SETS

3)	EMPTY REEL BOBBIN	30SETS

4)	WORK PLATE+ADAPTER PLATE (FOR☐****XL****mm)	30SETS

5)	GROUNDING DETECT FUNCTION (FOR WATER BASE)	30SETS

6)	WIRE GROUNDING MONITOR	30SETS

7)	PARAMETER UNIT	30SETS

8)	REACTOR FOR AC SERVO MONITOR	30SETS

9)	GUIDE FOR LIFTER	30SETS

10)	PARTS FOR MACHINE INSTALLATION	30SETS

11)	OPERATION TOOLS	30SETS

12)	JIB CRAN	30SETS

****	Confidential material omitted and filed separately with the Commission.

A-III NTC STANDARD ELECTRORIC SPECIFICATIONS		30SETS

B	SPECIAL ACCESSORIES

	1) FLOW METER (CORIOLI TYPE)	30SETS

	2) CART WITH A LIFTER (FOR MAIN ROLLER)	2SETS

	3) CART WITH A LIFTER (FOR WORK-PIECES)	3SETS

	4) BELT TENSION METER	5SETS

5)	TOOLING (FOR☐****XL****mm)	30SETS

C	INLAND FREIGHT, STANDARD EXPORT PACKING CHARGE, FOB & CIF CHAGE	30SETS

D	SUPERVISIONG FEE	30SETS

E	SPARE PARTS

	1) MAIN ROLLER	60PCS

	2) GUIDE ROLLER Ø****mm	30SETS

	3) IMPELLER (FOR SLURRY PUMP ****kw)	30PCS

	4) ADAPTER HOLDER (FOR☐****XL****mm)	30PCS

	5) GUIDE ROLLER BODY FOR Ø****mm	30SETS

	6) JIG FOR MAIN ROLLER EXCHANGE	40SETS

	7) SPARE PARTS (AS PER ATTACHED SHEET)	1LOT

	GRAND TOTAL:CIF SHANGHAI SEAPORT, CHINA	****

****	Confidential material omitted and filed separately with the Commission.

PV800 EQUIPMENT SPARE PARTS

Order	Spare parts

3	3 PV800 cantilever cranes

4	2 PV800 Spindle guide screws

5	1 PV800 Manual controller handle

6	4 PV800 Spindle guide screw locating pads

7	2 PV800 main pressure indicators

8	3 PV800 main pressure gages

9	2 PV800 flow indicators

10	2 PV800 temperature detectors for returned mortar

11	5 PV800 thin mud trough power connector supplier

12	3 PV800 power connectors of liquid level display

13	2 PV800 small and large thin mud and heat exchanger pipe connectors respectively

14	2 PV800 correction wheel of movable frame

15	1 PV800 cantilever crane handle

<Appendix II>

PV 800S TYPE SPECIFICATION LIST OF MULTI-THREAD SLICER (Feb. 26, 2010)

1.	Overview

This equipment is a multi-thread slicer for high wire-speed feeding, feeding wire and winding up with electronic controlled steel wire. Besides, workpiece descending is adopted in the structure and accordingly the preciseness and efficiency of the slicer have been increased.

2.	Major specifications (capacity of the host machine)

(1)	Size of the maximum dividable workpiece

It is suitable for the follows if choosing outillage which can hang 3 pieces:

☐****mm* length ****mm * able to cut 1 piece at the same time

☐****mm* length ****mm * able to cut 3 pieces at the same time

It is suitable for the follows if choosing outillage which can hang 4 pieces:

☐****mm * length ****mm * able to cut 1 piece at the same time

☐****mm * length ****mm * able to cut 2 pieces at the same time

☐****mm * length ****mm * able to cut 4 pieces at the same time

(2)	Steel wire routing module

One-way routing and double-way routing (Accelerating and decelerating for 3 seconds, 2 circulations/minute)

(3)	Steel wire speed ****m/min at maximum

(4)	Slicing modes(feeding mode) undercutting

(5)	Slicing feeding (feeding) speed ****mm/min

(6)	Fast feeding (feeding) and fast retracting speed ****mm/min

(7)	Maximum steel wire deposit F****mm* ****km

(8)	Host machine size about 4600mm(width) * 2800 (depth) * 3120 (height)

(9)	Host machine weight about 17,000 kg

Weight of mortar case (containing mortar): about 1080 kg

Weight of mortar case (not containing mortar): about 440 kg

(10)	Machine tool noises

below 80 decibels

(11)	Weight of home roll

430 kg/piece

****	Confidential material omitted and filed separately with the Commission.

3.	kinetic energy (for details refer to Item 14)

(1)	Power supply three phase current ’380V±10%, 50Hz

* the user’s Primary-Side power: 380V±10%, 50Hz, the transformer is arranged by the users.

(2)	Consumption power

Host machine is about: 165KVA (about 199KVA at maximum, 80KVA on average)

(3)	using compressed air (dried air)

Dry and clean compressed air with no water shall be used

Air pressure: above ****Mpa

Air volume: ****NL/min

Tubing size: Rc1/2

(4)	Using cooling water

(Cooling devices) supplied by the cooling devices arranged by the users

Cooling water temperature: ****☐

Cooling water flowing volume: above ****l/minute, used in heat exchanger (mortar cooling).

Above ****l/minute, used in cooling the axis

Water pressure: ****Mpa

(5)	Oil mist exhaust

Exhaust amount: above ****m3/min (Tubing is arranged by the users)

Outer diameter of pipeline: F****mm

(6)	Tubing mode and primary side power interface

Adopting tubing in the air and wire routing

(7)	UPS

FANUC system

4.	Major units (devices) This multi-thread slicer is mainly composed of the following units:

1)	Outillage

1.	Size of workpiece it is suitable for the follows if choosing outillage which can hang 3 pieces:

☐****mm * length ****mm * it can cut 1 piece at the same time

☐****mm * length ****mm * it can cut 3 pieces at the same time

It is suitable for the follows if choosing outillage which can hang 4pieces:

☐****mm * length ****mm * able to cut 1 piece at the same time

☐****mm * length ****mm * able to cut 2 pieces at the same time

☐****mm * length ****mm * able to cut 4 pieces at the same time

2.	Outillage clamping mode: automatic clamping (clamping with spring, hydraulic unlock)

3.	Hydraulic devices ****kw pump, **** Mpa, ****l

****	Confidential material omitted and filed separately with the Commission.

2)	Main roll shaft (main axis)

Number of main roll shaft	2 pieces

Gap between the main roll shafts	****mm

Output power of electric motor	****kw * 2 sets

Rated torque of electric motor	****Nm * 2 sets

Axis cooling mode	water cooling

Groove gap between the main roll grooves	****mm

Outer diameter of main roll groove	F****mm—****mm

Maximum pieces of reelable wire	2650pieces (limited in the moment when
steel wire stress is ****N)

* varied from the thickness of the pieces

3)	Bobbin axis

Maximum steel wire deposit	F****mm * ****km (maximum)

Gap between steel wire	****mm

Output power of the electric motor	****kw * 2sets

Bobbin arrangement mode	Standing-type

* Purchasing specification Location of the disposable bobble of TA 100 is limited in the pay-off Side (pay-off bobble). The wire gap when using new wire to wind the disposable bobble shall be controlled at ****mm.

The standard bobble manufactured by the seller is adopted for basket (non-disposable bobble)

4)	Bobble winding displacement transfer device

Route	****mm (****mm at maximum)

Output power of the electric motor	****kw (with brakes) * 2 sets

5)	Stress adjustment wheel devices

Route	****mm

Steel wire stress	****N (the standard is ****N)

Output power of the electric motor	****kw (with brakes) * 2 sets

6)	Steel wire guide pulley

Guide pulley groove diameter	F****mm (with two grooves)

"Pieces	12pieces

"Mobile devices	Cutting devices at the wiring point inside the main rolling (used in the workpiece of length ****3 pieces) Wiring width ****mm * 3 pieces Guide wheel is increased by 10pieces per set

****	Confidential material omitted and filed separately with the Commission.

7)	Feeding devices

Route	****mm (****mm at maximum)

Feeding speed	**** mm/min

Fast feeding speed	**** mm/min

Output power of electric motor	****kw (with brake of 1/25)

8)	Mortar box

Box volume	****l

Pump output power	****kw

Stirring mill electric motor output power	**** kw

Liquid level detection	floating (only limited in the lower limit of detection)

Filter screen	Box returning opening Upside **** meshes + downside **** meshes

9) Mortar filter	Filter mesh, mortar supply side filter **** meshes

10) Recycling bin	Pump output power **** kw

11) Heat exchanger

Mode	cooling water controlled, 4passageway

Exchanging heat	nominal **** kw (**** kcal)

12) Lubricating
Grease lubrication (main axis, bobble axis, feeding axis, feeding axis

Rolling ball screw, winding displacement transfer device axis)

13) Machine tool label		concentrated, in English/Japanese/Chinese

14) Controlling devices	Controlling panel	installed in the host machine

	Operation panel	Colored touching screen, hanging

5.	Standard accessories (included in the host machine)

For detailed information please refer to item A of the supply list.

6.	Particular appendix

For detailed information please refer to Item B of the supply list.

7.	Spare parts

For detailed information please refer to Item E of the supply list.

****	Confidential material omitted and filed separately with the Commission.

8.	Machine tool appearance color

(1)	Host machine color can be specified by the users, but needs the users to provide the color sample.

(2)	Controlling panel color “ ”

(3)	Color of operational panel “ ”

Note:	if not specified by the users, or they don’t provide color sample, the standard color of the manufacturer shall be adopted.

9.	Electricity specification (NIPPEI TOYAMA Company standard specification) (NIPPEI TOYAMA company standard specification is specified based on the following specifications)

•	International specification IEC204-1

•	European specification EN60242-1-15.2

•	American industrial mechanical electricity specification NFPA79-16.1.1

•	Japanese industrial specification JIS B6015-15.2.4

(1)	Power voltage	3 phases 3circuits, AC200V, 50Hz

(2)	Operation voltage	AC100V, 50Hz DC24V

(3)	Electric wire color	Power circuit	phase-R is black

Phase-S is black

Phase-T is black

Grounding phase is green/yellow

		Operational circuit	alternate circuit is red

Direct + side is blue

Direct – side is blue

Interlocking circuit is orange (non-voltage interface circuit)

(4)	Label inside the panel Chinese character in Japanese (made from propylene, black character on white background)

Paste with white label on the devices inside the panel

(5)	Button	Operation	Green	Automatic	Green
		preparation	(Lighting mode)	initiating	(lighting)

		Automatic stop	green	resetting	yellow

Emergency stop                                     red

(6)	Power off/on with button

(7)	Operational panel Japanese Chinese character/English switch

(8)	Three-color signal light location color displaying content

Color and display content upside red lighting in stop

                Fizzle             emergency stop

Middle yellow lighting	Waiting (ending
Operational preparation)

Downside green lighting automatic operation

10.	Technical material provided:

(1)	Machine tool checking result table 3 sets, in English + Japanese Chinese character

(2) Operational manual	1 in Chinese + CD1 (covering: maintenance manual, consumption part list, sample of major outsourcing parts and their manual, mechanical assembling drawing and electricity circuit drawing)

Note:) The sampling material and drawing of the outsourcing parts are all in English or Japanese.

11.	Preparation items for users:

(1)	Transportation on site, primary side power wiring and power, and the cooling water piping to the host machine, compressed air piping and gas sources. Oil mist exhaust pipeline and its construction and cooling devices.

(2)	Sibar for acceptance

(3)	Consumables

(4)	Measurement tools and instrument

(5)	oil

(6)	Viscometer, densimeter;

(7)	Transformer

(8)	Other necessary items

12.	Quality guarantee period and assurance scope

One year after the final acceptance date or B/L date, whichever is earlier. During this period, if the breakdown is resulted from the faulty design and bad making of the seller’s plant, they shall be replaced or repaired for free, but none of the consumptive part and quick-wear part and the breakdown for the buyer’s operate miss or misuse belong to the assurance scope of the seller’s plant and shall be excluded. Whether it is within the quality guarantee period, the damage, the buyer’s mechanical loss for breakdown of this equipment, profit miss and loss not subject to the responsibility of the seller’s plant, the damage, secondary damage, accident subsidiary, damage outside the equipment and compensation for the other businesses whether the seller’s plant has forecasted and they occurs for special cases, are all not subject to the duty scope of the seller’s plant. Besides, the seller’s plant shall not be held responsible for the disaster for force majeure, and secondary compensation like production payment, sales compensation and public hazard for accident and breakdown during delivering equipment.

The damage made during the process of transportation inside the buyer’s country and inside the buyer’ plant shall be taken charge by buyer himself.

13.	Parts provided by the users for free

Enough quantity of Sibar needed in advance acceptance and final acceptance shall be sent to Japan within 2 months before the equipment is on shipment.

Receiver:

641 NOJIRI, NANTO CITY], TOYAMA, JAPAN

KOMATSU NTC LTD

SEMICONDUCTOR DIV.

MR. TAMURA YOSHIAKI

TEL: 0763-22-1368    FAX: 0763-22-1369

After shipment of sibar, the buyer shall fax the shipment document to the seller in time and then send directly the original document to the seller by express for convenience of the seller to handle with the delivery procedure in time. After cutting the sibar, it shall be returned to the buyer together with the host machine.

* If the buyer doesn’t provide sibar, it shall be replaced with glass bar by the seller’s plant.

14.	Kinetic energy specification

1.	Cooling devices shall be arranged by the users.

Cooling water temperature: ****☐

Cooling water flow: above ****l/minute, used in heat exchanger (mortar cooling)

Above ****l/minute, used in the cooling of axis

Water pressure: **** Mpa

2.	Compressed air	Dry and clean compressed air with No water needs to be provided	Users take charge of tubing

	Tubing material	SUS (stainless steel pipe) or
soft pipe, pipe size: Rc 1/2

	With compressed air	air pressure: above ****Mpa
Air volume: ****NL/minute

3.	Host machine primary side power 380V±10%, 50Hz		Wiring connected to host
machine arranged by the
users

Host machine is about:
165KVA (about 199KVA at
	Power consumption		maximum, 80KVA on average)

****	Confidential material omitted and filed separately with the Commission.

4.	Oil mist recovery opening

Air exhaust volume	above ****m3/min	Pipeline arranged by the users

Pipe size: outer diameter of the pipeline interface on the side of the host machine is F****mm, taken charge by the plant.

The soft pipe or connection pipe connected with it (inner diameter is F****mm) shall be taken charge by the plant.

****	Confidential material omitted and filed separately with the Commission.

<Appendix III>

1>	Slice preciseness and conditions of advance acceptance and final acceptance: (The following cutting preciseness is the guarantee value when adopting the cutting conditions recommended by the plant).

Name of the workpiece polycrystalline silicon bar used in solar battery

Quality	Polycrystalline silicon bar

Machined part size	☐****mm * length ****mm * able to cut 4 pieces at the same time

Thickness	****um

TTV9	****um

Warp and twist	****um

Roughness	below Ral –****um

Appearance checking	no crack and broken edge

Percent of pass after slicing	****% (except human factor)

Steel wire route	double-way route

Workpiece name	Polycrystalline silicon bar used in solar battery

Quality	Polycrystalline silicon bar

Machined part size	☐ ****mm * length ****mm * able to cut 1piece at the same time
Thickness	****um

TTV9	****um

Warp and twist	****um

Roughness	below Ral –****um

Appearance checking	no crack and no broken edge

Percent of pass after slicing ****% (except human factor)

Steel wire route	double-way route

Note:	1)

One of the above two routes shall be adopted for per set after primary success and it can just be cut for once. 5 pieces at the two ends shall be cut off in measurement and 5 pieces shall be spot checked from every piece for measurement.

	2)	The above slice preciseness is when cutting the integral single sibar.

	3)	The above slice preciseness is in the premise of slice terms, designated main roll, steel wire guide wheel, bobbin, steel wire, silicon carbide and cutting fluids recommended by NTC Company.

	4)	When measuring the roughness, ****mm from the periphery to inner side shall be cut off.

	5)	Polycrystalline silicon bar needed in advance acceptance and final acceptance shall be provided by the users for free.

****	Confidential material omitted and filed separately with the Commission.

6)	Thickness astigmatic aberration shall be measured with dial gauge; the roughness shall be measured with surface rough ness measuring instrument or sampling visual measurement.

7)	Disposal bobble shall be limited in use to pay off. It cannot be used to winding up. The gap between wires shall be limited within ****mm.

8)	When double-way route is adopted, it is permitted to leave stria of above Rmax **** um on the surface being cut.

9)	When double-way route is adopted, it is suggested to use non-disposal bobble in paying off and winding up.

2> Slicing terms

1)	The following slicing terms can be changed and adjusted based on the actual needs.

(Take an example of one-way route with cutting opening of **** * length ****mm)

Slicing liquid	water slicing liquid (NTC SC-1000)

Silicon carbide	# ****

Steel wire speed	****m/minute

Feeding speed	****mm/minute (Maximum speed in the slice)

Slicing circulation (route mode)	one-way route

Steel wire diameter	F****mm (limited in one-time use)

2)	The following slicing terms can be changed and adjusted based on the actual needs.

(Take the example of double-way route with cutting opening of **** * length **** mm)

Slicing liquid	water slicing liquid (NTC SC-1000)

Silicon carbide	# ****

Steel wire speed	New wire supply is above ****m/minute, above

****m/minute at maximum

Feeding speed	****mm/minute (Maximum speed in the slice)

Slicing circulation (route mode)	two-way route

Steel wire diameter	F****mm (limited in using for once)

****	Confidential material omitted and filed separately with the Commission.

<Appendix IV> Personnel-related

1)	The seller will assign skilled technicians to the site of buyer’s users to conduct the installation and commissioning and final acceptance of equipment. The working dinner and the traffic tools from residence to working site during the working period shall be provided by the buyer for free, but Japanese translator shall be assigned by the seller with all the other charges born by the seller’s personnel.

<Appendix V> Others

1)	After the equipment arrives, only the box holding host machine can be opened by the users and put on its place. The other cases of the products shall be opened by the users after the commissioning personnel of the plant arrives and checked by the both.